Exhibit 99.1
Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Financial Statements
     The following unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 and 2008, and the years ended December 31, 2008, 2007 and 2006 have been derived from the historical financial statements of Pride International, Inc. (“Pride”, “we”, “us”, or “our”) as if the disposal of our mat-supported jackup rig business via the spin-off of Seahawk Drilling, Inc. (“Seahawk”) occurred as of January 1, 2006. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 has been prepared as if the spin-off occurred as of June 30, 2009. We have adjusted the historical statements of operations for the years ended December 31, 2008, 2007 and 2006 for the retroactive adjustments required as a result of our adoption in 2009 of new accounting standards as described in the notes to unaudited pro forma condensed consolidated financial statements. Accordingly, the “historical, as adjusted” column in such statements differs from our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2008.
     Due to the spin-off of Seahawk, when we issue financial statements for the period ending September 30, 2009 and for the year ending December 31, 2009, the historical results of the mat-supported jackup rig business will be reclassified as a discontinued operation in accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 205-20, Presentation of Financial Statements – Discontinued Operations.
     We are required under FASB Codification Topic 360-10, Property, Plant and Equipment, to conduct, as of the date of the spin-off, a fair value assessment of the long-lived assets of Seahawk to determine whether an impairment loss should be recognized.  We expect that this assessment will result in a calculated impairment loss in the range of $25 million to $45 million. We will record the impairment loss in the third quarter of 2009 as a reduction to our total dividend to shareholders and a corresponding impairment expense, which will be reclassified to discontinued operations.  The unaudited pro forma condensed consolidated statements of operations do not reflect this expected impairment.
     We expect to recognize approximately $16 million of non-recurring costs related to the Seahawk spin-off in the third quarter of 2009, which will be reclassified to discontinued operations. The unaudited pro forma condensed consolidated statements of operations do not reflect these expected non-recurring costs.
     The pro forma adjustments include assumptions that management believes are reasonable. The pro forma adjustments may differ from the adjustments that will be calculated to report the mat-supported jackup rig business as a discontinued operation in our future filings.
     These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the spin-off of Seahawk been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with our annual report on Form 10-K for the year ended December 31, 2008 and our quarterly report on Form 10-Q for the quarter ended June 30, 2009.

Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2009
(In millions)

		Less:
		Pro Forma
	As Reported	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$1,115.7	$65.3	(a) (b)	$1,050.4
Trade receivables, net	381.2	40.3	(a)	340.9
Deferred income taxes	23.6	6.6	(a)	17.0
Prepaid expenses and other current assets	136.2	42.4	(a)	93.8

Total current assets	1,656.7	154.6		1,502.1

PROPERTY AND EQUIPMENT, NET	4,975.8	527.9	(a) (c)	4,447.9

INTANGIBLE AND OTHER ASSETS	73.8	4.7	(a)	69.1

Total assets	$6,706.3	$687.2		$6,019.1

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$30.3	$—		$30.3
Accounts payable	120.7	12.6	(a)	108.1
Accrued expenses and other current liabilities	360.8	85.3	(a) (d)	275.5

Total current liabilities	511.8	97.9		413.9

OTHER LONG-TERM LIABILITIES	129.7	5.4	(a)	124.3

LONG-TERM DEBT, NET OF CURRENT PORTION	1,176.3	—		1,176.3

DEFERRED INCOME TAXES	188.0	83.2	(a)	104.8

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—		—
Common stock	1.7	—		1.7
Paid-in capital	2,020.1	—		2,020.1
Treasury stock	(15.3)	—		(15.3)
Retained earnings	2,691.2	500.7	(a) (b) (c) (d)	2,190.5
Accumulated other comprehensive income	2.8	—		2.8

Total stockholders’ equity	4,700.5	500.7		4,199.8

Total liabilities and stockholders’ equity	$6,706.3	$687.2		$6,019.1

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended June 30, 2009
(In millions, except per share amounts)

		Less:
		Pro Forma
	As Reported	Adjustments		Pro Forma
REVENUES	$1,050.0	$158.6	(e)	$891.4

COSTS AND EXPENSES
Operating costs, excluding depreciation and amortization	552.0	130.3	(e)	421.7
Depreciation and amortization	107.9	29.2	(e)	78.7
General and administrative, excluding depreciation and amortization	65.9	8.8	(e)	57.1
Gain on sales of assets, net	(5.4)	(4.7	) (e)	(0.7)

	720.4	163.6		556.8

EARNINGS FROM OPERATIONS	329.6	(5.0)		334.6

OTHER INCOME (EXPENSE), NET
Interest expense	(0.1)	—		(0.1)
Interest income	2.1	0.1	(e)	2.0
Other income (expense), net	0.7	1.3	(e)	(0.6)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	332.3	(3.6)		335.9
INCOME TAXES	(54.0)	1.9	(e)	(55.9)

INCOME FROM CONTINUING OPERATIONS, NET OF TAX	$278.3	$(1.7)		$280.0

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$1.58			$1.59

Diluted	$1.58			$1.59

SHARES USED IN PER SHARE CALCULATIONS
Basic	173.4			173.4
Diluted	173.5			173.5
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six Months Ended June 30, 2008
(In millions, except per share amounts)

		Less:
		Pro Forma
	As Reported	Adjustments		Pro Forma
REVENUES	$1,081.6	$332.5	(e)	$749.1

COSTS AND EXPENSES
Operating costs, excluding depreciation and amortization	551.8	170.9	(e)	380.9
Depreciation and amortization	102.8	31.2	(e)	71.6
General and administrative, excluding depreciation and amortization	70.1	(0.6	) (e)	70.7
Gain on sales of assets, net	(17.7)	(18.1	) (e)	0.4

	707.0	183.4		523.6

EARNINGS FROM OPERATIONS	374.6	149.1		225.5

OTHER INCOME (EXPENSE), NET
Interest expense	(17.8)	—		(17.8)
Refinancing charges	(1.2)	—		(1.2)
Interest income	12.4	0.3	(e)	12.1
Other income (expense), net	10.0	0.3	(e)	9.7

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	378.0	149.7		228.3
INCOME TAXES	(89.5)	(44.7	) (e)	(44.8)

INCOME FROM CONTINUING OPERATIONS, NET OF TAX	$288.5	$105.0		$183.5

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$1.69			$1.08

Diluted	$1.63			$1.02

SHARES USED IN PER SHARE CALCULATIONS
Basic	168.4			168.4
Diluted	177.3			177.3
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2008
(In millions, except per share amounts)

	Historical,	Less:
	As Adjusted	Pro Forma
	(f) (g)	Adjustments		Pro Forma
REVENUES	$2,310.4	$607.9	(e)	$1,702.5

COSTS AND EXPENSES
Operating costs, excluding depreciation and amortization	1,127.9	360.3	(e)	767.6
Depreciation and amortization	206.5	59.3	(e)	147.2
General and administrative, excluding depreciation and amortization	130.6	6.0	(e)	124.6
Gain on sales of assets, net	(24.1)	(24.1	) (e)	—

	1,440.9	401.5		1,039.4

EARNINGS FROM OPERATIONS	869.5	206.4		663.1

OTHER INCOME (EXPENSE), NET
Interest expense	(20.0)	—		(20.0)
Refinancing charges	(2.3)	—		(2.3)
Interest income	17.5	0.4	(e)	17.1
Other income (expense), net	17.4	(3.0	) (e)	20.4

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	882.1	203.8		678.3
INCOME TAXES	(216.6)	(70.6	) (e)	(146.0)

INCOME FROM CONTINUING OPERATIONS, NET OF TAX	$665.5	$133.2		$532.3

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$3.86			$3.09

Diluted	$3.78			$3.03

SHARES USED IN PER SHARE CALCULATIONS
Basic	170.6			170.6
Diluted	175.2			175.2
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2007
(In millions, except per share amounts)

	Historical,	Less:
	As Adjusted	Pro Forma
	(f) (g)	Adjustments		Pro Forma
REVENUES	$1,951.5	$622.5	(e)	$1,329.0

COSTS AND EXPENSES
Operating costs, excluding depreciation and amortization	966.7	317.5	(e)	649.2
Depreciation and amortization	215.3	62.3	(e)	153.0
General and administrative, excluding depreciation and amortization	138.1	—		138.1
Gain on sales of assets, net	(30.5)	(0.7	) (e)	(29.8)

	1,289.6	379.1		910.5

EARNINGS FROM OPERATIONS	661.9	243.4		418.5

OTHER INCOME (EXPENSE), NET
Interest expense	(82.5)	0.1	(e)	(82.6)
Interest income	14.4	0.1	(e)	14.3
Other income (expense), net	(3.4)	(0.7	) (e)	(2.7)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	590.4	242.9		347.5
INCOME TAXES	(169.1)	(85.8	) (e)	(83.3)
LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(3.5)	—		(3.5)

INCOME FROM CONTINUING OPERATIONS, NET OF TAX	$417.8	$157.1		$260.7

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
Basic	$2.50			$1.56

Diluted	$2.40			$1.52

SHARES USED IN PER SHARE CALCULATIONS
Basic	165.6			165.6
Diluted	178.1			178.1
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pride International, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2006
(In millions, except per share amounts)

	Historical,	Less:
	As Adjusted	Pro Forma
	(f) (g)	Adjustments		Pro Forma
REVENUES	$1,518.8	$612.4	(e)	$906.4

COSTS AND EXPENSES
Operating costs, excluding depreciation and amortization	887.9	279.7	(e)	608.2
Depreciation and amortization	188.0	59.1	(e)	128.9
General and administrative, excluding depreciation and amortization	105.8	0.2	(e)	105.6
Impairment expense	0.5	0.5	(e)	—
Gain on sales of assets, net	(28.6)	(0.7	) (e)	(27.9)

	1,153.6	338.8		814.8

EARNINGS FROM OPERATIONS	365.2	273.6		91.6

OTHER INCOME (EXPENSE), NET
Interest expense	(88.1)	—		(88.1)
Interest income	4.2	0.1	(e)	4.1
Other income (expense), net	0.9	(1.6	) (e)	2.5

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	282.2	272.1		10.1
INCOME TAXES	(113.9)	(97.8	) (e)	(16.1)
LESS: INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(4.1)	—		(4.1)

INCOME (LOSS) FROM CONTINUING OPERATIONS, NET OF TAX	$164.2	$174.3		$(10.1)

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS:
Basic	$1.00			$(0.06)

Diluted	$0.99			$(0.06)

SHARES USED IN PER SHARE CALCULATIONS
Basic	162.8			162.8
Diluted	164.7			162.8
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Pride International, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(a)	Reflects the pro forma elimination of the assets, liabilities and equity associated with Seahawk, which are included in our historical balance sheet.
(b)	The pro forma condensed consolidated balance sheet adjustment includes a $47.3 million decrease to cash and cash equivalents to give effect to our cash contribution to Seahawk pursuant to our agreement to provide Seahawk with targeted working capital of $85 million as of May 31, 2009.
(c)	The pro forma condensed consolidated balance sheet adjustment includes a $35.0 million decrease to property and equipment, net to give effect to the expected impairment of the mat-supported jackup rig fleet resulting from the required fair value assessment of the long-lived assets of Seahawk at the date of the spin-off. The pro forma amount represents the mid-point of the range of the expected impairment loss of $25 million to $45 million, pending finalization of the fair value assessment. The unaudited pro forma condensed consolidated statements of operations do not reflect this expected impairment loss.
(d)	The pro forma condensed consolidated balance sheet adjustment includes a $15.9 million increase to accrued expenses and other current liabilities to give effect to the accrual for non-recurring costs related to the spin-off. The unaudited pro forma condensed consolidated statements of operations do not reflect these expected non-recurring costs.
(e)	Reflects the pro forma elimination of the operating results of Seahawk and related incremental corporate expenses, which are included in our historical results of operations. Also reflects the pro forma elimination of the operating results of our shallow-water platform rig business and related incremental corporate expenses, which we sold in May 2008 and which was included in our historical results of operations.
(f)	The historical condensed consolidated statement of operations for the years ended December 31, 2008, 2007 and 2006 have been adjusted to retroactively apply FASB Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement), which we adopted effective January 1, 2009. This resulted in a decrease to our previously reported net income from continuing operations of $1.0 million, $6.0 million and $6.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(g)	The historical weighted average shares outstanding and earnings per share amounts for the years ended December 31, 2008, 2007 and 2006 have been adjusted to retroactively apply FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities, which we adopted effective January 1, 2009. This resulted in a decrease to our previously reported basic and diluted earnings per share from continuing operations of $0.04, $0.02 and $0.01 for the years ended December 31, 2008, 2007 and 2006, respectively.